EXHIBIT 10.1
                                                                 ------------

                AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 dated as of April 7, 1995 (this "Amendment") to that certain Credit Agreement dated as of May 1, 1994 (as amended, restated, supplemented or otherwise modified, the "Credit Agreement") among SELKIRK COGEN PARTNERS, L.P., a Delaware limited partnership (the "Borrower"), the lenders party thereto (the "Lenders"), DRESDNER BANK AG, NEW YORK BRANCH, in its capacity as LC Issuer thereunder (together with its successors in such capacity, the "LC Issuer"), and DRESDNER BANK AG, NEW YORK BRANCH, as Agent (together with its successors in such capacity, the "Agent").

                            W I T N E S S E T H:

    WHEREAS, Section 7.1(o)(ii) of the Credit Agreement imposes certain restrictions on the ownership by J. Makowski Company, Inc. ("Makowski Company") of interests in JMCS I Investors, L.P. ("JMCS I Investors"), a general partner and limited partner of Borrower;

    WHEREAS, the parties hereto have agreed to modify such restrictions by amending the Credit Agreement as provided herein, subject to the terms and conditions hereof.

    NOW, THEREFORE, the parties hereto hereby agreed as follows:

    Section 1.   Definitions.   Capitalized  terms  used  in  this  Amendment
without being defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

    Section 2. Amendment. Section 7.1(o)(ii) of the Credit Agreement shall be amended and restated in its entirety to read as follows:

     "(ii) Makowski Company shall cease to own directly or indirectly through its Subsidiaries during the five-year period beginning on the date of Commercial Operation, 50 percent, and thereafter 33 1/3 percent, of the ownership and economic interests held by JMCS I Investors in the Borrower on May 9, 1994."

    Section 3. Status of Loan Documents. This Amendment is limited solely for the purposes and to the extent expressly set forth herein and nothing herein expressed or implied shall constitute an amendment or waiver of any other term, provision or condition of the Credit Agreement or any other Loan Document. Except as expressly amended hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall continue in full force and effect.

    Section 4. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one Amendment, and any of the parties hereto may execute this Amendment by signing such a counterpart.

    Section 5. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW EXCEPT
SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

    IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

										SELKIRK COGEN PARTNERS, L.P.


										By:  JMC SELKIRK, INC.,
   											 its Managing General Partner


									    By:  /s/     Walter Howard
											 ----------------------------
									    Name:
	 								    Title:

										DRESDNER BANK AG, NEW YORK
										BRANCH, as Lender, LC Issuer
										and Agent

										By:  /s/     Andrew Schroeder
											 ----------------------------
    									Name:  ANDREW SCHROEDER
    									Title: ASSISTANT TREASURER

										By:  /s/     J.A. Di Rocco
											 ----------------------------
									    Name:  JOSEPH A. DI ROCCO
    									Title: ASSISTANT VICE-PRESIDENT